UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
_________________________________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12.
TerraForm Power, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This revised notice is filed solely to correct a typographical error in the notice previously filed on May 23, 2019. The postponed 2019 Annual Meeting of Stockholders of TerraForm Power, Inc. will be held on June 20, 2019 instead of June 19, 2019.

200 Liberty Street, 14th Floor
New York, New York 10281

REVISED NOTICE OF POSTPONEMENT OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of TerraForm Power, Inc.:

NOTICE IS HEREBY GIVEN of the postponement of the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of TerraForm Power, Inc.  The Annual Meeting, previously scheduled to take place on May 23, 2019, has been postponed to June 20, 2019 at 3:30 p.m. Eastern time and will be held virtually, via live webcast at www.virtualshareholdermeeting.com/TERP19.

By Order of the Board of Directors,

May 23, 2019
New York, New York	/s/ Brian Lawson
Chair of the Board